Exhibit 99.2

Company Update SECOND QUARTER 2023

2 Q2 202 2 Financial Snapshot Forward - looking statements When used in this presentation or other written or oral communications, statements that are not historical in nature, including those containing words such as “will,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “could,” “would,” “may,” the negative of these words or similar expressions, are intended to identify “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions . These forward - looking statements include information about possible or assumed future results with respect to MFA’s business, financial condition, liquidity, results of operations, plans and objectives . Among the important factors that could cause our actual results to differ materially from those projected in any forward - looking statements that we make are : general economic developments and trends and the performance of the housing, real estate, mortgage finance, broader financial markets ; inflation, increases in interest rates and changes in the market (i . e . , fair) value of MFA’s residential whole loans, MBS, securitized debt and other assets, as well as changes in the value of MFA’s liabilities accounted for at fair value through earnings ; the effectiveness of hedging transactions ; changes in the prepayment rates on residential mortgage assets, an increase of which could result in a reduction of the yield on certain investments in its portfolio and could require MFA to reinvest the proceeds received by it as a result of such prepayments in investments with lower coupons, while a decrease in which could result in an increase in the interest rate duration of certain investments in MFA’s portfolio making their valuation more sensitive to changes in interest rates and could result in lower forecasted cash flows ; credit risks underlying MFA’s assets, including changes in the default rates and management’s assumptions regarding default rates on the mortgage loans in MFA’s residential whole loan portfolio ; MFA’s ability to borrow to finance its assets and the terms, including the cost, maturity and other terms, of any such borrowings ; implementation of or changes in government regulations or programs affecting MFA’s business ; MFA’s estimates regarding taxable income, the actual amount of which is dependent on a number of factors, including, but not limited to, changes in the amount of interest income and financing costs, the method elected by MFA to accrete the market discount on residential whole loans and the extent of prepayments, realized losses and changes in the composition of MFA’s residential whole loan portfolios that may occur during the applicable tax period, including gain or loss on any MBS disposals or whole loan modifications, foreclosures and liquidations ; the timing and amount of distributions to stockholders, which are declared and paid at the discretion of MFA’s Board of Directors and will depend on, among other things, MFA’s taxable income, its financial results and overall financial condition and liquidity, maintenance of its REIT qualification and such other factors as MFA’s Board of Directors deems relevant ; MFA’s ability to maintain its qualification as a REIT for federal income tax purposes ; MFA’s ability to maintain its exemption from registration under the Investment Company Act of 1940 , as amended (or the “Investment Company Act”), including statements regarding the concept release issued by the Securities and Exchange Commission (“SEC”) relating to interpretive issues under the Investment Company Act with respect to the status under the Investment Company Act of certain companies that are engaged in the business of acquiring mortgages and mortgage - related interests ; MFA’s ability to continue growing its residential whole loan portfolio, which is dependent on, among other things, the supply of loans offered for sale in the market ; targeted or expected returns on our investments in recently - originated mortgage loans, the performance of which is, similar to our other mortgage loan investments, subject to, among other things, differences in prepayment risk, credit risk and financing costs associated with such investments ; risks associated with the ongoing operation of Lima One Holdings, LLC (including, without limitation, unanticipated expenditures relating to or liabilities arising from its operation (including, among other things, a failure to realize management’s assumptions regarding expected growth in business purpose loan (BPL) origination volumes and credit risks underlying BPLs, including changes in the default rates and management’s assumptions regarding default rates on the BPLs originated by Lima One) ; expected returns on MFA’s investments in nonperforming residential whole loans (“NPLs”), which are affected by, among other things, the length of time required to foreclose upon, sell, liquidate or otherwise reach a resolution of the property underlying the NPL, home price values, amounts advanced to carry the asset (e . g . , taxes, insurance, maintenance expenses, etc . on the underlying property) and the amount ultimately realized upon resolution of the asset ; risks associated with our investments in MSR - related assets, including servicing, regulatory and economic risks ; risks associated with our investments in loan originators ; risks associated with investing in real estate assets generally, including changes in business conditions and the general economy ; and other risks, uncertainties and factors, including those described in the annual, quarterly and current reports that we file with the SEC . These forward - looking statements are based on beliefs, assumptions and expectations of MFA’s future performance, taking into account information currently available . Readers and listeners are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date on which they are made . New risks and uncertainties arise over time and it is not possible to predict those events or how they may affect MFA . Except as required by law, MFA is not obligated to, and does not intend to, update or revise any forward - looking statements, whether as a result of new information, future events or otherwise .

3 MFA at a glance 3 $1.9B Total equity $ 4.6B Common dividends Leading hybrid mortgage REIT with extensive experience in managing residential mortgage assets through economic cycles $9.7B Total assets paid since IPO in 1998 1998 Listed on NYSE in as of June 30, 2023 as of June 30, 2023 NYSE: MFA 67% 17% 16% Equity Allocation (As of June 30,2023) Whole Loans Unrestricted Cash Other

4 Q 2 202 3 financial snapshot MFA generated strong Distributable earnings during another difficult quarter for fixed - income markets $14.42 $15.12 GAAP net income 2 $(0.34) per common share Distributable earnings 3 $0.40 per common share Q2 dividend $0.35 per common share GAAP book value Economic book value 1 per common share per common share $329M Unrestricted cash 1.9x Recourse leverage 4 4 Total economic return 5 (3.4%) for the quarter See page 24 for end notes

5 Q2 2023 Company Highlights □ Strong Distributable earnings during another quarter of heightened interest rate volatility ▪ Distributable earnings of $0.40 and declared $0.35 dividend ▪ GAAP and Economic book value declined by 4.8% and 5.6%, primarily due to impact of higher rates ▪ Ended Q2 with $329M of unrestricted cash □ Net interest spread rose to 2.14%, an increase of 40 bps from Q1 ▪ Acquired higher yielding assets while our effective cost of funds rose just 1 bp ▪ Spread is up 77 bps from Q2 2022 □ Acquired $1B of high - yielding assets ▪ Lima One originated $584M 6 of loans (50% increase over Q1) with average coupon of 10% ▪ Strong balance sheet and leading in - house BPL originator allow us to add high - quality loans □ Credit performance continues to be strong ▪ Loan delinquencies declined in Q2 for each major asset class ▪ Current LTV 7 of 59% on loan portfolio at quarter - end

6 □ Added $1B of loans and securities, growing our investment portfolio to $8.9B ▪ Lima One funded $523M of new business purpose loans (BPLs) and draws on existing loans 8 ▪ Purchased $345M of non - qualified mortgage (Non - QM) loans ▪ Purchased $109M of Agency MBS during Q2, bringing that portfolio to $396M ▪ Portfolio runoff of $404M for the quarter □ Higher interest rates continue to provide opportunities to add new assets at attractive yields ▪ Weighted average coupon on loans acquired in Q2 was 9.5% ▪ Weighted average coupon in Lima One’s origination pipeline remains above 10% ▪ Incremental ROE on new investments averages in mid - teens Q2 2023 Investment Activity Investment Portfolio as of June 30, 2023 9 0% 2% 4% 6% 8% 10% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Average Coupon on Loan Acquisitions Non - QM Loans Business Purpose Loans 10 Legacy RPL/NPL Other $3.6B $3.2B $1.2B $0.5B Agency MBS $0.4B

7 Interest Rate Swaps □ Positive carry on our interest rate swaps now exceeds 350 bps ▪ We continue to benefit from our $3B interest rate hedge placed in late 2021 and early 2022, before the Federal Reserve began aggressively raising the Fed Funds Rate in summer 2022 ▪ Weighted average fixed pay rate was 1.58% and variable receive rate was 5.09% 11 at June 30 ▪ Net positive swap carry of $26M during Q2, up from $22M in Q1 □ Very few of our swaps mature before Q4 2024 $- $100 $200 $300 $400 $500 $600 $700 Swap Maturities ($M) and Fixed Pay Rates (%) 0.90% 1.25% 2.69% 1.12% 1.58% 2.71% 2.95% 1.49%

8 Q2 2023 Liability Highlights □ All of our borrowing costs are effectively fixed due to securitizations or interest rate swaps used for hedging purposes ▪ Effective cost of funds rose 1 bp to 3.96% from 3.95% in Q1 ▪ Effective cost of funds has increased just 58 bps over past 12 months despite 350 bps increase in Fed Funds Rate (through June 30) □ Overall leverage was 3.9x and recourse leverage was 1.9x at June 30 ▪ Approximately two - thirds of our asset - based financing is non - mark - to - market (non - MTM) ▪ $1.4B of unused financing capacity across all loan product types Securitized Debt Non - MTM Financing MTM Financing Agency Repo Other $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 Q2 Liabilities ($B) $0.0 $0.2 $0.4 $0.6 $0.8 $1.0 0-3 months 3-6 months 6-12 months 12+ months Warehouse Financing by Maturity Date ($B) 12 MTM Non-MTM

9 □ Loan delinquencies declined for every major asset class during Q2 ▪ 60+ day delinquency rate on Purchased Performing Loans declined to 2.8% from 3.1% in Q1 □ Loan - to - value (LTV) ratios remain low ▪ We continue to benefit from accumulated home price appreciation and principal pay - downs ▪ Less than 4% of our Purchased Performing Loans 13 (as measured by UPB) have LTV ratios over 80% □ Realized losses have been infrequent and minimal due to low LTVs, strong underwriting, and diligent asset management Credit Remains Strong 0% 10% 20% 30% 40% 50% Legacy RPL/NPL Legacy RPL/NPL 15 60+ day delinquency Q2 2022 Q2 2023 0% 10% 20% 30% 40% <60% <70% <80% <90% <100% >100% % of Total Loan Portfolio Loan Portfolio LTV Distribution Purchased Performing LTV Legacy RPL/NPL LTV 25% 35% 45% 55% 65% 75% Loan Portfolio LTV 14 Q2 2023 0% 1% 2% 3% 4% Purchased Performing Purchased Performing 60+ day delinquency Q2 2022 Q2 2023

10 Book Value Upside □ Economic book value has over $3.50 per share of potential upside ▪ Our loan portfolio is marked at a substantial discount to par, mostly due to impact of higher interest rates ▪ We recoup these unrealized losses as loans pay off and as borrowers make scheduled principal payments □ Economic book value would be $18.64 per share if our loans and securitized debt are repaid at par ▪ Strong credit fundamentals support potential book value upside $(2.95) $9.92 $3.52 potential upside $6 $8 $10 $12 $14 $16 $18 $20 $22 MFA Stock Price 6/30 EBV 6/30 Loan portfolio discount to par Securitized debt discount to par Potential EBV Potential Upside in Economic Book Value (EBV) $15.12 $6.93 $(3.42) $18.64 $11.24

11 □ 50% increase in origination volume from Q1 and continued emphasis on high quality credit ▪ $584M of originations 6 with an average LTV 16 of 66% and FICO score of 738 ▪ Combination of sector upheaval and MFA’s strong balance sheet has enabled Lima to gain market share from competing lenders ▪ Origination fees, servicing fees and other fee income totaled $11.5M in Q2 □ Lima One segment Distributable earnings increased 17% to $16.5M □ Lima One has originated over $4.3B of BPLs for our balance sheet since our acquisition in 2021 ▪ Lima offers a broad range of loan products, including transitional loans, single - family rental loans and small - balance multifamily loans ▪ Credit performance remains strong with 60+ day delinquency rate of 2.2% on our BPLs originated by Lima One Q2 2023 Lima One Highlights

12 Portfolio s tatistics ( 06/30 /2 3 ) UPB ($M) $1,760 Maximum Loan Amount ($M) $2,347 WA Coupon 8.45% Second Quarter Yield 7.89% WA As - Is/Purchased LTV 17 67% WA ARV - LTV 18 65% WA Current ARV - LTV 19 64% WA FICO 744 WA Loan Age (Months) 11 Multifamily (5+ units) 47% 3 - Month Repayment Rate 20 42 CPR 60+ Days Delinquent 4.1 % Top 2 states TX 15% FL 13% Q2 2023 Transitional Loan Highlights □ Transitional loan portfolio grew by over $220M to $1.8B UPB, a 15% increase from Q1 ▪ Lima originated $493M 6 of new transitional loans with an average ARV - LTV of 66% and average FICO score of 738 ▪ 10.3% average coupon on loans originated in Q1 □ 68% of transitional loan financing is non - MTM □ 3 - month repayment rate increased to 42 CPR 20 □ 60+ day delinquency rate declined by 60 bps to 4.1% ▪ Delinquency rate for transitional loans originated by Lima One is 2.4%

13 P ortfolio s tatistics ( 06 /3 0 /2 3 ) UPB ($M) $1,604 WA Coupon 6.01% Second Quarter Yield 5.83% WA Original LTV 70% WA Current LTV 7 62% WA FICO 737 WA DSCR 21 1.48x WA Loan Age (Months) 18 Hybrid ARMs 24% 3 - Month Prepayment Rate 6 CPR 60+ Days Delinquent 2.4% Top 2 states FL 11% GA 9% Q2 2023 SFR Loan Highlights □ Single - family rental (SFR) loan portfolio is performing well, delivering attractive yields and strong credit performance ▪ Lima One originated $91M of SFR loans with average LTV of 68% and average FICO score of 739 ▪ SFR loan portfolio grew by 4% ▪ 8.27% average coupon on loans originated in Q2 □ 88% of SFR financing is non - MTM □ 3 - month prepayment rate rose slightly to 6 CPR □ 60+ day delinquency rate declined 20 bps to 2.4%

14 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Loan c ount 5,846 6,706 7,240 7,137 7,199 7,253 7,337 7,873 Total UP B ( $M ) 2,738 3,361 3,671 3,637 3,669 3,671 3,684 3,918 % C urrent 92.3% 94.2% 93.5% 95.3% 96.3% 95.9% 95.2% 95.7% % 30 d ays DQ 2.4% 2.3% 3.3% 2.1% 1.4% 1.5% 2.0% 1.8% % 60+ d ays DQ 5.3% 3.5% 3.3% 2.6% 2.3% 2.6% 2.7% 2.4% WA LTV 56% 57% 56% 54% 55% 56% 57% 58% Q2 2023 Non - QM Highlights □ Acquired $337M UPB of Non - QM loans in Q2, growing portfolio by 6% to $3.9B UPB ▪ 8.67% average coupon on loans purchased in Q2 □ Credit performance remained strong with 60+ day delinquencies declining to 2.4% □ Issued our 11th Non - QM securitization in May ▪ $4.2B UPB securitized since strategy inception P ortfolio s tatistics ( 06/30/ 2 3 ) UPB ($M) $3,918 Average balance $498K WA Coupon 5.63% Second Quarter Yield 4.69% WA Original LTV 6 7 % WA Current LTV 7 58% WA FICO 73 5 Fixed rate 78% Hybrid ARMs 22% Purchase 5 2 % Cash - o ut r efinance 3 7% 3 - Month Prepayment Rate 8 CPR 60+ Days Delinquent 2.4% Top 2 states CA 55% FL 15%

15 Legacy Non - Performing and Re - Performing Loans Non - Performing L oans (NPL) 22 □ Remaining UPB of $695M for loans purchased as NPLs □ 92% of these loans were performing, paid in full, liquidated or REO at June 30 □ Achieving excellent outcomes due to intensive asset management and home price appreciation □ 75% of loans that were modified by MFA are either performing today or have paid in full □ Sold $32M of REO properties in Q2, realizing net gains of $4M Re - Performing Loans (RPL) 23 □ Remaining UPB of $ 741M for loans purchased as RPLs □ 8 5 % of RPL portfolio is less than 60 days delinquent as of June 30 □ On average, 40 % of the 60+ days delinquent loans are making payments □ Portfolio LTV has fallen to 5 2 % due to significant home price appreciation and principal repayments □ Seasoned , stable portfolio with average loan age of 1 7 years NPL Acquisition Year 2014 2015 2016 2017 2018 2019 Total UPB p urchased ($ M ) 208 620 280 670 497 227 2,502 Status 6/30/2023 Performing 24 /PIF 47% 29% 32% 39% 53% 37% 39% Liquidation/REO 48% 64% 65% 53% 40% 45% 53% Non - p erforming 5% 7% 3% 8% 7% 18% 8% Remaining UPB ($ M ) 53 120 42 193 178 109 695 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Jun-19 Dec-19 Jun-20 Dec-20 Jun-21 Dec-21 Jun-22 Dec-22 Jun-23 RPL Portfolio CPR (Voluntary Prepayments) 3-Month 1-Month

16 Appendix James Casebere , Landscape with Houses ( Dutchess County, NY) #2, 2010 (detail)

17 MFA Financial Overview □ MFA Financial, Inc. (NYSE: MFA) is a leading specialty finance company that invests primarily in residential mortgage loans and mortgage - backed securities □ MFA currently owns a diversified portfolio of transitional and term business purpose loans (BPLs), non - qualified mortgage (Non - QM) loans, re - performing/non - performing loans (RPL/NPLs) and residential mortgage - backed securities (RMBS) □ In 2021, MFA acquired Lima One Capital, a leading nationwide originator and servicer of BPLs with nearly $8B in originations since its formation in 2011 □ MFA originates BPLs directly through Lima One and acquires Non - QM loans through flow and mini - bulk arrangements with a select group of originators with which it holds strong relationships □ MFA operates a leading residential credit securitization platform with over $7.5B of issuance since inception □ MFA has deep expertise in residential credit as well as a long history of investing in new asset classes when compelling opportunities arise

18 Lima One: Leading Nationwide BPL Originator and Servicer Product Offerings □ Lima One offers a diverse selection of both short - term and long - term financing solutions to experienced real estate investors across the U.S. □ Current products include fix/flip loans, construction loans, single - family rental loans and small - balance multifamily loans Fully Integrated BPL Platform □ Lima One, a wholly - owned subsidiary of MFA, is an industry - leading, fully integrated business purpose lending platform □ Lima operates an efficient and scalable platform with approximately 280 employees headquartered in Greenville, SC □ Lima has originated over $4.3B 6 since MFA’s acquisition in 2021 and nearly $8B 6 since its formation in 2011 □ Trailing 12 - month origination volume of $2.0B 6 through Q2 2023 □ Lima provides MFA with access to organically created, high yielding loans, substantially below the cost to purchase from third parties Credit Quality □ Strong focus on credit quality, with disciplined underwriting, in - house servicing, and construction management teams □ Conservative underwriting with average FICO of 738 and average LTV of 66% 16 as of June 30, 2023 □ 60+ day delinquency rate of just 2% as of June 30, 2023 □ Historical losses of less than 1 bp on over $1.8B of payoffs and liquidations for loans held by MFA and originated by Lima One Geographic and Borrower Diversity □ No state concentration in excess of 15% and no borrower concentration in excess of 2% Concentration 10% to 15% 5% to 10% 0% to 5% NA

19 Reconciliation of GAAP net income to non - GAAP Distributable earnings “Distributable earnings” is a non - GAAP financial measure of our operating performance, within the meaning of Regulation G and Item 10 (e) of Regulation S - K, as promulgated by the Securities and Exchange Commission . Distributable earnings is determined by adjusting GAAP net income/(loss) by removing certain unrealized gains and losses, primarily on residential mortgage investments, associated debt, and hedges that are, in each case, accounted for at fair value through earnings, certain realized gains and losses, as well as certain non - cash expenses and securitization - related transaction costs . Management believes that the adjustments made to GAAP earnings result in the removal of ( i ) income or expenses that are not reflective of the longer term performance of our investment portfolio, (ii) certain non - cash expenses, and (iii) expense items required to be recognized solely due to the election of the fair value option on certain related residential mortgage assets and associated liabilities . Distributable earnings is one of the factors that our Board of Directors considers when evaluating distributions to our shareholders . Accordingly, we believe that the adjustments to compute Distributable earnings specified below provide investors and analysts with additional information to evaluate our financial results . The following table provides a reconciliation of GAAP net (loss)/income used in the calculation of basic EPS to our non - GAAP Distributable earnings for the quarterly periods presented . ( $ i n m illions, e xcept p er s hare a mounts) Q 2 202 3 Q 1 202 3 Q 4 2022 Q 3 2022 Q2 2022 GAAP Net (loss)/income used in the calculation of basic EPS $ (34.3) $ 64.4 $ (1.6) $ (63.4) $ (108.8) Adjustments: Unrealized and realized gains and losses on: Residential whole loans held at fair value 130.7 (129.2) 68.8 291.8 218.2 Securities held at fair value 3.7 (2.9) 0.4 (1.5) 1.5 Interest rate swaps (37.0) 40.8 12.7 ( 108 . 9 ) (31.8) Securitized debt held at fair value (30.9) 48.8 (45.0) ( 100 . 8 ) (84.3) Investments in loan origination partners 0.9 - 8.5 2.0 39.2 Expense items: Amortization of intangible assets 1.3 1.3 1.3 1.3 3.3 Equity based compensation 3.9 3.0 2.5 2.7 3.5 Securitization - related transaction costs 2.1 4.6 1.7 5.0 6.4 Total adjustments $ 74.7 $ (33.6) $ 51.0 $ 91.6 $ 155.9 Distributable earnings $ 40.4 $ 30.8 $ 49.4 $ 28.2 $ 47.2 GAAP (loss)/earnings per basic common share $ (0.34) $ 0.63 $ (0.02) $ ( 0 . 62 ) $ (1.06) Distributable earnings per basic common share $ 0.40 $ 0.30 $ 0.48 $ 0.28 $ 0.46 Weighted average common shares for basic earnings per share 10 1 . 9 10 1 . 9 10 1 . 8 10 1 . 8 102.5

20 Reconciliation of GAAP Book Value to Economic Book Value “Economic book value” is a non - GAAP financial measure of our financial position . To calculate our Economic book value, our portfolios of Residential whole loans and securitized debt(1) held at carrying value are adjusted to their fair value, rather than the carrying value that is required to be reported under the GAAP accounting model applied to these financial instruments . These adjustments are also reflected in the table below in our end of period stockholders’ equity . Management considers that Economic book value provides investors with a useful supplemental measure to evaluate our financial position as it reflects the impact of fair value changes for all of our investment activities, irrespective of the accounting model applied for GAAP reporting purposes . Economic book value does not represent and should not be considered as a substitute for Stockholders’ Equity, as determined in accordance with GAAP, and our calculation of this measure may not be comparable to similarly titled measures reported by other companies . The following table provides a reconciliation of GAAP book value per common share to our non - GAAP Economic book value per common share as of the end of each quarter since Q 2 2022 . ($ i n millions, except per share amounts) 6/30 /2 3 3 /3 1 /2 3 12 /3 1 /22 9 /30/22 6/30/22 GAAP Total Stockholders’ Equity $ 1,944.8 $ 2,018.6 $ 1,988.8 $ 2,033.9 $ 2,146.4 Preferred Stock, liquidation preference (475.0) (475.0) (475.0) (475.0) (475.0) GAAP Stockholders’ Equity for book value per common share $ 1,469.8 $ 1, 543.6 $ 1, 513.8 $ 1, 558 . 9 $ 1,671.4 Adjustments: Fair value adjustment to Residential whole loans, at carrying value (58.3) (33.9) (70.2) (58.2) 9.5 Fair value adjustment to Securitized debt, at carrying value 129.8 122.4 139.7 109.6 75.4 Stockholders’ Equity including fair value adjustments to Residential whole loans and Securitized debt held at carrying value (Economic book value ) $ 1,541.3 $ 1,632.1 $ 1,583.3 $ 1,610.3 $ 1,756.3 GAAP book value per common share $ 14.42 $ 15.15 $ 14.87 $ 15.31 $ 16.42 Economic book value per common share $ 15.12 $ 16.02 $ 15.55 $ 15.82 $ 17.25 Number of shares of common stock outstanding 101.9 101. 9 101.8 101.8 101.8

21 Book Value and Economic Book Value Rollforward GAAP Economic Book value per common share as of 3/31/23 $15.15 $16.02 Net income available to common shareholders (0.34) (0.34) Common stock dividends declared (0. 35 ) (0. 35 ) Fair value changes attributable to residential mortgage securities and other (0.04) (0.04) Change in fair value of residential whole loans reported at carrying value under GAAP — (0.24) Change in fair value of securitized debt at carrying value under GAAP — 0.07 Book value per common share as of 6/30/23 $ 14.42 $ 15.12

22 GAAP Segment Reporting (Dollars in m illions) Mortgage - Related Assets Lima One Corporate Total Three months ended June 30, 2023 Interest Income 89.9 51.3 3.1 144.3 Interest Expense 58.9 36.9 4.0 99.8 Net Interest Income /(Expense) $ 31.0 $ 14.4 $ (0.9) $ 44.5 (Provision)/Reversal of Provision for Credit Losses on Residential Whole Loans (0.3) - - (0.3) Net Interest Income /(Expense) after Reversal of Provision/( Provision ) for Credit Losses $ 30.7 $ 14.4 $ (0.9) $ 44.2 Net gain/(loss) on residential whole loans measured at fair value through earnings (97.4) (33.3) - (130.7) Impairment and other net gain on securities and other portfolio investments (3.7) - (0.9) (4.6) Net gain on real estate owned 2.5 (0.3) - 2.2 Net gain on derivatives used for risk management purposes 45.1 15.3 - 60.4 Net loss on securitized debt measured at fair value through earnings 18.9 8.5 - 27.4 Lima One - origination, servicing and other fee income - 11.5 - 11.5 Other, net 3.8 1.0 0.6 5.4 Total Other ( Loss )/Income , net $ (30.8) $ 2.7 $ (0.3) $ (28.4) General and administrative expenses (including compensation) - 15.6 17.3 32.9 Loan servicing, financing, and other related costs 5.4 0.1 2.1 7.6 Amortization of intangible assets - 1.3 - 1.3 Net Income/( Loss ) $ (5.5) $ 0.1 $ (20.6) $ (26.0) Less Preferred Stock Dividend Requirement - - 8.2 8.2 Net Income/( Loss ) Available to Common Stock and Participating Securities $ (5.5) $ 0.1 $ (28.8) $ (34.2)

23 Distributable Earnings by Operating Segment (Dollars in m illions) Mortgage - Related Assets Lima One Corporate Total Three months ended June 30, 202 3 GAAP Net (loss)/income used in the calculation of basic EPS $ (5.5) $ 0.1 $ (28.9) $ (34.3) Adjustments: Unrealized and realized gains and losses on: Residential whole loans held at fair value 97.5 33.2 — 130.7 Securities held at fair value 3.7 — — 3.7 Interest rate swaps (27.9) (9.1) — (37) Securitized debt held at fair value (21.8) (9.1) — (30.9) Investments in loan origination partners — — 0.9 0.9 Expense items: Amortization of intangible assets — 1.3 — 1.3 Equity based compensation — 0.1 3.8 3.9 Securitization - related transaction costs — — 2.1 2.1 Total adjustments $ 51.5 $ 16.4 $ 6.8 $ 74.7 Distributable earnings $ 46.0 $ 16.5 $ (22.1) $ 40.4

24 Endnotes 1) Economic book value is a non - GAAP financial measure. Refer to slide 20 for further information regarding the calculation of this measure and a reco nciliation to GAAP book value. 2) GAAP net income presented per basic common share. GAAP net income was $(0.34) per common share on a fully diluted basis. 3) Distributable earnings is a non - GAAP financial measure. Refer to slide 19 for further information regarding the calculation of this measure and a reconciliation to GAAP net income. 4) Total economic return is calculated as the quarterly change in Economic Book Value (EBV) plus common dividends declared durin g t he quarter divided by EBV at the start of the quarter. Economic return based solely on the change in GAAP book value for the quarter was (4.8)%. 5) Recourse leverage is the ratio of MFA’s financing liabilities (excluding non - recourse Securitized Debt) to net equity. Includin g Securitized Debt, MFA’s overall leverage ratio at June 30, 2023 was 3.9x. 6) Origination amounts are based on the maximum loan amount, which includes amounts initially funded plus any committed, but und raw n amounts. 7) Current LTV reflects loan amortization and estimated home price appreciation (or depreciation) since acquisition. Zillow Hom e V alue Index (ZHVI) is utilized to estimate updated LTVs. For Transitional loans, the LTV reflects after repaired loan to value. 8) Includes $390.3 million of funded originations during Q2 plus $132.9 million of draws funded during Q2 on previously originat ed Transitional loans. 9) Amounts presented reflect the aggregation of fair value and carrying value amounts as presented in MFA’s consolidated balance sh eet at June 30, 2023. 10) Business Purpose Loans comprised of $1.7B of Transitional loans and $1.5B of Single - family rental loans at June 30, 2023. 11) Swap variable receive rate is the Secured Overnight Financing Rate (SOFR). 12) Amounts presented include the assumed exercise of the Company’s unilateral option to extend the maturity of a $0.3B warehouse fa cility for one year. 13) Purchased Performing Loans includes Non - QM, Transitional, Single - family rental, Seasoned Performing and Agency - eligible investor loans. 14) Loan Portfolio LTV reflects principal amortization and estimated home price appreciation (or depreciation) since acquisition. Z illow Home Value Index (ZHVI) is utilized to estimate updated LTVs. For Transitional loans, the LTV reflects after repaired loan to value. 15) Legacy RPL/NPL includes Purchased Credit Deteriorated and Purchased Non - Performing loans. 16) LTV is based on After Repaired Value (ARV) for Transitional loans and as - is LTV for Rental loans at origination. 17) Weighted average loan amount to as - is value (when available) or purchase value at origination. 18) Weighted average loan amount to after repaired value at origination. 19) Reflects loan amortization and estimated home price appreciation (or depreciation) since acquisition. Zillow Home Value Index (Z HVI) is utilized to estimate updated LTVs. 20) CPR shown for Transitional loans includes all principal repayments. 21) Weighted average debt service coverage ratio (DSCR). 22) Non - Performing at purchase refers to loans at least 60 days delinquent at purchase. 23) Includes Purchased Credit Deteriorated (PCD) and certain other loans purchased as Re - Performing Loans but were not classified as PCD loans for accounting purposes. 24) Performing as of June 30, 2023 defined as less than 60 days delinquent or made a full P&I payment in June 2023.